UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2007

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On January 16, 2007, Marshall & Ilsley Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.

Other Items.

On January 12, 2007, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among the Company, M&I Merger Corp., a Wisconsin corporation and wholly owned subsidiary of the Company (“Merger Corp.”), M&I Merger Sub, LLC, a single member Wisconsin limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and North Star Financial Corporation, a Delaware corporation (“North Star”).

Subject to the terms of the Merger Agreement and applicable law, Merger Corp. will merge with and into North Star (the “Step One Merger”) and immediately thereafter North Star, as the surviving corporation of the Step One Merger, will merge with and into Merger Sub (together with the Step One Merger, the “Mergers”), with Merger Sub being the ultimate surviving entity in the Mergers pursuant to which, among other things, the Company, through its affiliated entities, will acquire the goodwill of North Star.

Under the terms of the Merger Agreement, each share of North Star common stock outstanding immediately prior to the effective time of the transaction will be converted into a right to receive a number of shares of Company common stock equal to $2.89 divided by the average closing price per share of Company common stock on the New York Stock Exchange for the thirty calendar days ending on and including the calendar day immediately preceding the effective time, for an aggregate purchase price of $21 million.

The transaction contemplated by the Merger Agreement is subject to customary closing conditions, including regulatory approvals and approval by North Star’s shareholders, and is expected to close in the second quarter of 2007.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 12, 2007, the Company issued a press release announcing the signing of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements about the Company, North Star and the combined company which are within the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed transaction and the financial condition, results of operations, plans, objectives, future performance and business of the Company, North Star and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions.

These forward-looking statements involve certain risks and uncertainties.  There are a number of important factors which could cause the Company’s and North Star’s actual results to differ materially from those anticipated by the forward-looking statements.  These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which the Company and North Star do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which the Company and North Star do business; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) retention of customers and critical employees; (12) unanticipated changes in laws, regulations, or other industry standards affecting the business of the Company and North Star and (13) those referenced in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, under the heading “Risk Factors.”

Further information on other factors which could affect the financial results of the Company and North Star after the transaction is included in the Company’s filings with the Securities and Exchange Commission.  These documents are available free of charge at the SEC’s website at http:\\www.sec.gov or from the Company.

ADDITIONAL INFORMATION

The Company intends to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving the Company and North Star.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s website at http://www.sec.gov.  Investors and security holders may obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.micorp.com, Investor Relations, or by contacting the Company’s investor relations via telephone at 414-765-7834.

The Company, North Star and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of North Star in connection with the merger transaction.  Information regarding directors and executive officers of the Company and North Star and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and North Star described above and other relevant materials to be filed with the SEC.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 16, 2007

99.2	Merger Agreement by and among Marshall & Ilsley Corporation, M&I Merger Corp., M&I Merger Sub, LLC and North Star Financial Corporation dated as of January 12, 2007

99.3	Press Release dated January 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2007	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 16, 2007

99.2	Merger Agreement by and among Marshall & Ilsley Corporation, M&I Merger Corp., M&I Merger Sub, LLC and North Star Financial Corporation dated as of January 12, 2007

99.3	Press Release dated January 12, 2007